SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement.

SUNAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

SUNAMERICA SERIES TRUST

SA Goldman Sachs Government and Quality Bond Portfolio

(formerly, SA Wellington Government and Quality Bond Portfolio)

P.O. Box 15570

Amarillo, Texas 79105-5570

(800) 445-7862

September 26, 2025

Dear Contract Owner,

We are providing the enclosed information statement (the “Information Statement”) to inform you of recent changes to the SA Goldman Sachs Government and Quality Bond Portfolio (formerly, SA Wellington Government and Quality Bond Portfolio) (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”).

At a meeting held on April 2, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of the Trust approved an investment subadvisory agreement between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and Goldman Sachs Asset Management L.P. (“GSAM” or the “Subadviser”) (the “Subadvisory Agreement”) with respect to the Portfolio. GSAM replaced Wellington Management Company LLP (“Wellington”) as the subadviser to the Portfolio. The Subadvisory Agreement became effective on July 28, 2025 (the “Effective Date”).

In connection with the appointment of GSAM, the Board approved a change in the Portfolio’s name to the “SA Goldman Sachs Government and Quality Bond Portfolio,” along with changes to the Portfolio’s investment goal, principal investment strategies and techniques. These changes also became effective on the Effective Date. For more information about the Portfolio’s investment goal, principal investment strategies and techniques and principal investment risks, please refer to the Portfolio’s prospectus dated May 1, 2025.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Portfolio, the Subadvisory Agreement and GSAM.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call the Annuity Service Center at 1-800-445-7862. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

SUNAMERICA SERIES TRUST

SA Goldman Sachs Government and Quality Bond Portfolio

(formerly, SA Wellington Government and Quality Bond Portfolio)

P.O. Box 15570

Amarillo, Texas 79105-5570

INFORMATION STATEMENT

REGARDING A NEW SUBADVISORY AGREEMENT

FOR THE SA GOLDMAN SACHS GOVERNMENT AND QUALITY BOND PORTFOLIO

You have received this Information Statement (the “Information Statement”) because on July 28, 2025, you were invested in the SA Goldman Sachs Government and Quality Bond Portfolio (the “Portfolio) through a variable annuity or variable life insurance policy. You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the decision by the Board of Trustees (the “Board” or the “Trustees”) of SunAmerica Series Trust (the “Trust”) to appoint Goldman Sachs Asset Management L.P. (“GSAM” or the “Subadviser”) as the subadviser to the Portfolio.

At a meeting held on April 2, 2025 (the “Meeting”), the Board, including all of the Trustees who are not “interested persons” of the Trust, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) or GSAM, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the appointment of GSAM as the subadviser to the Portfolio, pursuant to a subadvisory agreement between SunAmerica, the Portfolio’s investment adviser, and GSAM (the “Subadvisory Agreement”) with respect to the Portfolio. GSAM replaced Wellington Management Company LLP (“Wellington”) as the subadviser to the Portfolio. In connection with the appointment of GSAM, the Board also approved a change in the Portfolio’s name to the “SA Goldman Sachs Government and Quality Bond Portfolio,” and certain corresponding changes to the Portfolio’s investment goal, principal investment strategies and techniques. These changes and the Subadvisory Agreement became effective on July 28, 2025 (the “Effective Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

The Trust has received an exemptive order from the U.S. Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers, or make changes to existing subadvisory contracts without first calling a shareholder meeting and obtaining shareholder approval (the “Order”). The Order requires that within 60 days of entering into a new subadvisory agreement, the Trust must furnish a fund’s shareholders with the same information about the new subadviser and subadvisory agreement that would have been included in a proxy statement. This Information Statement is being provided to you to satisfy this requirement. This Information Statement is being posted on or about September 26, 2025.

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica on January 1, 1999, as amended from time to time, with the approval of the Board, including a majority of the Independent Trustees. The Advisory Agreement was last approved by the Board, including a majority of the Independent Trustees, at a meeting on September 18, 2025.

SunAmerica is a limited liability company organized under the laws of Delaware. SunAmerica is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). SunAmerica is located at 30 Hudson

1

Street, 16th Floor, Jersey City, New Jersey 07302. As investment adviser, SunAmerica selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services, and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SunAmerica to retain subadvisers for the portfolios for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the portfolios with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies), or other considerations.

On June 26, 2025, Corebridge and Venerable Holdings, Inc. (“Venerable”) announced that they entered into a definitive agreement, pursuant to which Venerable will acquire SunAmerica (the “Transaction”). The Transaction is expected to close in the fourth quarter of 2025, pending satisfaction of all closing conditions. As required under the 1940 Act, the closing of the Transaction will be deemed an “assignment” of the Advisory Agreement, which will result in its automatic termination. To ensure that SunAmerica may continue to provide advisory services without interruption to the portfolios of the Trust, including the Portfolio, on September 18, 2025, the Board approved a new substantially identical Investment Advisory and Management Agreement with SunAmerica with respect to the portfolios of the Trust, which will be presented to the shareholders of each portfolio for approval. If approved by shareholders, the new Investment Advisory and Management Agreement will take effect upon closing of the Transaction or such later time as shareholder approval is obtained.

The subadvisers to the Trust’s portfolios, including GSAM, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

There were no changes to the Advisory Agreement or to SunAmerica’s advisory fees in connection with the approval of the Subadvisory Agreement. For its services under the new Subadvisory Agreement, GSAM receives a fee, payable monthly by SunAmerica, in an amount that is calculated as an annual percentage of the portion of the Portfolio’s average daily net assets managed by GSAM.

Had the changes described above (the “New Arrangements”) been implemented at the beginning of the fiscal year ended December 31, 2024, the subadvisory fees paid by SunAmerica would have decreased and the gross advisory fees retained by SunAmerica with respect to the Portfolio would have increased. The following shows what the aggregate subadvisory fees paid and the advisory fees retained were for the fiscal year ended December 31, 2024, compared to what they would have been had the New Arrangements been in place for the entire fiscal year ended December 31, 2024.

	Year Ended December 31, 2024		Year Ended December 31, 2024		Difference

	Actual		New Arrangements

	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	% Increase (Decrease)
Gross Advisory Fees	$6,550,962	0.539%	$6,550,962	0.539%	$-	0.000%	0.000%

Aggregate Subadvisory Fees Paid	$1,290,192	0.106%	$1,136,394	0.094%	$(153,798)	-0.012%	-11.921%

Advisory Fees Retained (Gross)	$5,260,770	0.433%	$5,414,568	0.445%	$153,798	0.012%	2.923%

2

	Year Ended December 31, 2024		Year Ended December 31, 2024		Difference

	Actual		New Arrangements

	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	Dollar Amount	% of Net Assets	% Increase (Decrease)
Advisory Fees Waived/Expenses Reimbursed	$-	0.000%	$-	0.000%	$-	0.000%	0.000%
Advisory Fees Retained (Net)	$5,260,770	0.433%	$5,414,568	0.445%	$153,798	0.012%	2.923%

The subadvisory fees paid to GSAM and advisory fees retained by SunAmerica are hypothetical and designed to help you understand the potential effects of the new Subadvisory Agreement. The actual fees paid to SunAmerica, and the actual advisory fees retained by SunAmerica may be different due to fluctuating asset levels and a variety of other factors.

The subadvisers to the Trust’s portfolios, including GSAM, act pursuant to subadvisory agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold, selecting broker-dealers and negotiating commission rates for the portfolios. The subadvisers are independent of SunAmerica and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

In connection with the appointment of GSAM, and as set forth in the Portfolio’s prospectus dated May 1, 2025, the Portfolio’s investment goal, principal investment strategies and principal investment risks were revised to reflect GSAM’s investment process, as follows. The Portfolio’s objective is to seek a high degree of income and total return, consistent with safety of principal and the high credit quality of U.S. Government securities.

The Portfolio’s principal investment strategy is to invest, under normal circumstances, at least 80% of net assets in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in high quality fixed income securities (rated AA– or better by S&P Global Ratings (“S&P”) or Aa3 or better by Moody’s Investors Service, Inc. (“Moody’s”) or its equivalent by any other nationally recognized statistical rating organization (“NRSRO”)).

The Portfolio principally invests in fixed income securities, including U.S. Government Securities, and high-quality bonds. U.S. Government securities include agency issued adjustable rate and fixed rate mortgage-backed securities and other mortgage-related securities (“Agency Mortgage-Backed Securities”) and repurchase agreements collateralized by such securities. The Portfolio may invest in fixed income securities of any maturity.

The Portfolio may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Portfolio to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.

The Portfolio also intends to invest in derivatives, including, but not limited to, futures, swaps, options on swaps and other derivative instruments, which are used primarily to hedge the Portfolio’s portfolio risks, manage the Portfolio’s duration and/or gain exposure to certain fixed income securities. The Portfolio may also implement

3

short positions and may do so by using swaps or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Portfolio may purchase for investment. For example, the Portfolio may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Portfolio a short position with respect to that asset.

The Portfolio may utilize short positions to implement macro views on securities valuations, long-term views on relative value or short-term views on security mispricing, as well as any other views the subadviser deems appropriate. For example, the Portfolio may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform.

The Portfolio will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Portfolio may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument and then borrow the instrument to make delivery to the buyer. In these transactions, the Portfolio is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.

The Portfolio’s net assets may also be invested in privately issued adjustable rate and fixed rate mortgage-backed securities and other mortgage-related securities (such as commercial mortgage-backed securities and non-agency residential mortgage-backed securities), asset-backed securities, collateralized loan obligations, mortgage dollar rolls, corporate securities, municipal securities, floating and variable rate obligations, when-issued securities and forward commitments, short term investments and bank obligations. The Portfolio may use an active trading strategy to achieve its objective.

The Subadvisory Agreement

Effective July 28, 2025, and pursuant to the Subadvisory Agreement, GSAM assumed responsibility for the day-to-day management of the Portfolio. Under the terms of the Subadvisory Agreement, and subject to the oversight and review of the Adviser, GSAM will manage the investment and reinvestment of the assets of the Portfolio. GSAM will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. GSAM shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to GSAM from time to time, and in compliance with the objectives, policies, restrictions and limitations for the Portfolio as set forth in the Trust’s current prospectus and statement of additional information, as provided by the Adviser to GSAM and applicable laws and regulations.

The Subadvisory Agreement shall continue in full force and effect with respect to the Portfolio until two (2) years from the date such Agreement becomes effective with respect to such Portfolio, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the respective Trust who are not parties to the Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the respective Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of such Trust.

With respect to the Portfolio, the Subadvisory Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, voting separately from any other series of such Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the

4

subadviser. With respect to a Portfolio, the Subadvisory Agreement may be terminated by the subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust.

The termination of the Subadvisory Agreement with respect to the Portfolio or the addition of a Portfolio shall not affect the continued effectiveness of the Subadvisory Agreement with respect to each other Portfolio subject thereto. In addition, the Subadvisory Agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act) and in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated. The Subadvisory Agreement is attached hereto as Exhibit A.

The terms of the Subadvisory Agreement are similar to those of the Subadvisory Agreement between SunAmerica and Wellington with respect to the Portfolio (the “Wellington Subadvisory Agreement”), but differ in certain material respects, including: (i) the Wellington Subadvisory Agreement includes a specific provision requiring Wellington to assist SunAmerica in valuing securities for the Portfolio; (ii) the Wellington Subadvisory Agreement includes a specific provision authorizing Wellington to exercise corporate actions with respect to portfolio securities; (iii) to the extent it votes proxies, Wellington does so in accordance with its proxy voting policies, where GSAM would do so pursuant to mutually agreed proxy voting policies; and (iv) the Wellington Subadvisory Agreement includes a Force Majeure clause. The Subadvisory Agreement is attached as Exhibit A.

Since SunAmerica, and not the Portfolio, is responsible for payment of subadvisory fees, the fees and expenses paid by the Portfolio’s shareholders will not increase as a result of the approval of the Subadvisory Agreement.

Information about GSAM

Goldman Sachs & Co. LLC (“GS&Co.”), founded in 1869, is the principal United States broker-dealer subsidiary of The Goldman Sachs Group, Inc. In May of 1981, GS&Co. became a registered investment adviser under the Investment Advisers Act of 1940. Advisory Services are provided by GSAM. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions. GSAM is headquartered in New York and has satellite offices around the world. As of August 31, 2025, the firm employs over 2,200 employees, of whom over 1,700 are investment professionals. GSAM provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of August 31, 2025, GSAM managed $[] trillion in assets. GSAM’s address is 200 West Street New York, NY 10282.

GSAM is located at 200 West Street, New York, NY 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs & Co. LLC (“Goldman”). As of June 30, 2025, GSAM, including its investment advisory affiliates, had approximately $3.29 trillion in total assets under supervision. Assets under supervision include assets under management and other client assets for which Goldman or its affiliates do not have full discretion.

The portfolio managers who are primarily responsible for daily management of the Portfolio are Jon Calluzzo, Peter Stone and Rob Pyne. Jon Calluzzo is Head of Securitized & Bank Owned Life Insurance (“BOLI”) Client Engagement. He has over 20 years of investment experience, eight years at Goldman, and three on the team. Peter Stone is Head of Global Rates and Co-Head of the Global Securitized Strategy team. He has over 21 years of investment experience, 17 years at Goldman, and 17 years on the team. Rob Pyne is Co-Head of the Global Securitized Strategy Team. He has over 21 years of investment experience, 16 years at Goldman, and 16 years on the team. Jon Calluzzo, Peter Stone and Rob Pyne have final decision-making responsibility for the proposed portfolio.

Rob Pyne and Peter Stone are responsible for evaluating investment opportunities generated by research analysts and traders, for developing ideas into trades for the portfolio, and for the construction and implementation of the portfolio considering risk/return objectives. Jon Calluzzo is responsible for the oversight of the portfolio working with the Rates and Securitized investment strategy teams. His primary responsibility is to ensure that client portfolios are managed effectively using the teams, resources and investment processes available within the broad fixed income platform. This entails portfolio design, risk-budgeting, investment management oversight,

5

guideline compliance, investment suitability, investment consistency, mandate enhancements and client communication, while the day-to-day investment management is executed by the underlying investment teams.

The following chart lists GSAM’s principal executive officers and directors and their principal occupations. The business address of each officer and director as it relates to that person’s position with GSAM is 200 West Street, New York, NY 10282.

Name	Principal Occupation
March Otto Nachmann	Chief Executive Officer
William Charles Bousquette	Chief Operating Officer
Judith Leah Shandling	Chief Compliance Officer
David Seth Plutzer	Chief Legal Officer

No Trustee of the Trust has, or has had, any material interest in, or a material interest in a material transaction with GSAM or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of GSAM.

GSAM does not provide investment advisory or sub-advisory services to any mutual funds that have investment strategies and/or objectives similar to that of the Portfolio.

Factors Considered by the Board of Trustees

At the Meeting, the Board, including the Independent Trustees, approved the Subadvisory Agreement between SunAmerica and GSAM with respect to the Portfolio. In connection with the approval of the Subadvisory Agreement, the Board received materials related to certain factors used in its consideration of whether to approve the Subadvisory Agreement. Those factors included:

(1)	the requirements of the Portfolio in the areas of investment supervisory and administrative services;
(2)	the nature, extent and quality of the investment advisory and administrative services expected to be provided by the Subadviser;
(3)	the size and structure of the subadvisory fees and any other material payments to be paid to the Subadviser;
(4)	the organizational capability and financial condition of the Subadviser and its affiliates; and
(5)	the fees to be paid by SunAmerica to GSAM for managing the Portfolio.

In addition, the Board considered (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of and amounts retained by SunAmerica; and (c) information regarding the Subadviser’s compliance and regulatory history. The Board also took into account extensive information from GSAM regarding its services provided to the Trust, which materials the Board reviewed at its October 9, 2024, meeting in connection with its consideration of the renewal of the subadvisory agreements with respect to the various series of the Trust.

The Independent Trustees were separately represented by counsel that is independent of SunAmerica and GSAM in connection with their consideration of approval of the Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive session during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the Portfolio’s current and proposed subadvisory fees compared to subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadvised Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management.

6

Nature, Extent and Quality of Services Provided by the Subadviser.

The Board, including the Independent Trustees, considered the nature, quality and extent of services expected to be provided by GSAM. In making its evaluation, the Board considered that SunAmerica acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SunAmerica’s advisory fees compensate SunAmerica for services such as monitoring portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that a subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to the Subadviser, the Board noted that GSAM would be responsible for providing investment management services on a day-to-day basis. In such role, GSAM would (i) manage the investment and reinvestment of the Portfolio’s assets; (ii) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection with its management thereof; (iii) provide SunAmerica with records concerning its activities; and (iv) render regular reports to SunAmerica and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed GSAM’s history, structure and size, and investment experience. The Board considered the personnel of GSAM who would be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, GSAM has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of GSAM who would be responsible for providing investment management services to the Portfolio.

The Board also reviewed and considered GSAM’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser to the Portfolio. The Board considered GSAM’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on GSAM’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services expected to be provided by the Subadviser and that there was a reasonable basis on which to conclude that the Subadviser would provide high quality services to the Trust.

Portfolio Fees and Expenses; Investment Performance.

The Board, including the Independent Trustees, received and reviewed information regarding the Portfolio’s subadvisory fees (actual and contractual) compared against the fees of its Subadvised Expense Group/Universe. It was noted that with respect to subadvisory fees, SunAmerica negotiates such fees at arm’s length. The Board also considered that the subadvisory fees will be paid by SunAmerica out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadvised Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees to be retained. The Board determined that these amounts were reasonable in light of the services performed by SunAmerica and GSAM, respectively.

To assist in analyzing the reasonableness of the subadvisory fee, the Board received a report prepared independently by Broadridge Financial Solutions, Inc. (“Broadridge”), as well as information provided by management. The Board also requested advisory and subadvisory fees received by GSAM and performance data with respect to other mutual funds and accounts with similar investment strategies to the Portfolio, but no such similar accounts were identified.

7

The Subadvised Expense Group consists of the Portfolio and two other intermediate U.S. government funds underlying variable insurance products (“VIPs”), as classified by Broadridge. The Subadvised Expense Universe consists of the Portfolio and all other intermediate U.S. government funds underlying VIPs with disclosed subadviser agreements, excluding outliers.

The performance information included information as of December 31, 2024, from management and GSAM. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar and Broadridge peer groups, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

The Board further considered that Wellington’s performance ranked in the fourth or fifth quintile in its Morningstar peer group over the one-, three- and five-year periods ended December 31, 2024, and that the Portfolio had been subjected to heightened monitoring by the Adviser but failed to meet its performance target. The Board also considered simulated, back-tested performance of the Portfolio under GSAM’s proposed management and methodology for various periods ended December 31, 2024. The back-tested performance suggested that, if managed by GSAM according to the proposed new investment strategies and techniques, the Portfolio would have outperformed the Bloomberg U.S. Government/Mortgage Index for the one-, three- and five-year periods and for three of the previous five calendar years. In considering this comparative performance information, however, the Board took into account management’s discussion regarding the simulated performance, including that back-tested performance is hypothetical and does not demonstrate actual performance and that past performance is not necessarily indicative of future results, and acknowledged that actual results of the Portfolio may differ.

The Trustees noted that the expense and performance information as a whole was useful in assessing whether GSAM is proposing to provide services at a cost that is competitive with other similar funds.

Profitability, Economies of Scale and Other Benefits Derived.

The Board noted that the subadvisory fees paid pursuant to the Subadvisory Agreement are paid by SunAmerica out of its advisory fees. The Board considered that the Subadvisory Agreement contains breakpoints in the fee schedule; however, since SunAmerica, and not the Trust, is responsible for the payment of the fees pursuant to the Subadvisory Agreement, the Portfolio does not directly benefit from any reduction in those fee rates. The Trustees also relied on the ability of SunAmerica to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the profitability to the Subadviser in connection with its relationship with the Portfolio is therefore not a material factor in its consideration of the Subadvisory Agreement.

The Board considered other potential indirect benefits to the Subadviser as a result of its relationship with the Portfolio, which could include research benefits obtained by trading the Portfolio’s assets, economies of scale, reputational benefits, and the potential for future mandates. For similar reasons as stated above with respect to the Subadviser’s profitability, the Board concluded that the potential for economies of scale and other indirect benefits to the Subadviser in its management of the Portfolio are not a material factor in its consideration at this time.

Terms of Subadvisory Agreement.

The Board, including the Independent Trustees, reviewed the terms and conditions of the Subadvisory Agreement, including the duties and responsibilities undertaken by SunAmerica and GSAM as discussed above. The Board also reviewed the differences in the terms of the Subadvisory Agreement as compared to the terms of the Wellington Subadvisory Agreement.

8

Conclusions.

In reaching its decision to recommend the approval of the Subadvisory Agreement, the Board did not identify any single factor as being controlling but based its recommendation on each of the factors it considered, and each Trustee may have attributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that the Subadviser possesses the capability and resources to perform the duties required of it under the Subadvisory Agreement.

Further, based upon its review of the Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders, and (2) the subadvisory fee rates are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of September 5, 2025, there were approximately 86,623,095.42 shares outstanding of the Portfolio. As of that date, all shares of the Portfolios were owned directly by the separate accounts of American General Life Insurance Company (“AGL”), The United States Life Insurance Company of the City of New York (“USL”), The Variable Annuity Life Insurance Company (“VALIC”), or affiliated mutual funds and/or variable annuity contracts issued by Nassau Life Insurance Company (“Nassau”).

The following shareholders directly owned 5% or more of the outstanding shares of a Portfolio as of that date:

Class	Owner	Shares	Percentage
Class 1	AGL	3,826,456.26	8.03%

	Allocation Portfolios	5,321,720.52	11.17%

	Nassau	16,177.91	0.03%

	SA VCP Dynamic Allocation Portfolio	29,216,209.67	61.35%

	SA VCP Dynamic Strategy Portfolio	9,160,813.52	19.24%

	USL	83,529.25	0.18%

Class 2	AGL	971,231.24	100.00%

Class 3	AGL	35,562,580.66	93.52%

	USL	2,173,665.42	5.72%

	VALIC	290,710.98	0.76%

AGL is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. Nassau is a stock life insurance company, and its address is 1 American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. USL is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281. VALIC is a stock life insurance company, and its address is 2919 Allen Parkway, 8th Floor, Houston, Texas 77019.

Shareholders that own of record or beneficially more than 25% of the Portfolio’s outstanding shares may be considered a controlling person. As of September 5, 2025, to the knowledge of the Trust, no other person beneficially or of record owned 25% or more of any class of the Portfolio’s outstanding shares.

9

The Trustees and officers of the Trust as a group owned in the aggregate less than 1% of the shares of the Portfolios as of September 5, 2025.

Brokerage Commissions

For the fiscal year ended December 31, 2024, the Portfolio did not pay any commissions to affiliated broker-dealers.

Other Service Providers

For the fiscal year ended December 31, 2024, the Portfolio paid an aggregate amount of $1,360,893 in account maintenance and service fees to AGL, USL and VALIC, each of which are affiliates of SunAmerica. In addition, the Portfolio paid $3,619 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SunAmerica and is located at 2929 Allen Parkway, Houston, Texas 77019. Corebridge Capital Services, Inc. (“CCS”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement. CCS is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302. SunAmerica, AGL, USL, VALIC, VRSCO and CCS are each indirect, wholly owned subsidiary of Corebridge.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Portfolio are available without charge and may be obtained by writing to the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Kathleen D. Fuentes, Esq., Secretary of SunAmerica Series Trust, 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

By Order of the Board of Trustees,

/s/ John T. Genoy
John T. Genoy
President
SunAmerica Series Trust

Dated: September 26, 2025

10

Execution Version

EXHIBIT A

FIRST AMENDED AND RESTATED

SUBADVISORY AGREEMENT

This FIRST AMENDED AND RESTATED SUBADVISORY AGREEMENT (“Agreement”) is dated as of July 28, 2025, by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and GOLDMAN SACHS ASSET MANAGEMENT, L.P., a Delaware limited partnership (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 13, 2025, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue unlimited shares of beneficial interest in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, at an in-person meeting held on April 2, 2025, the Board of Trustees of the Trust approved a new subadvisory agreement between the Adviser and Subadviser with respect to the SA Goldman Sachs Government and Quality Bond Portfolio (f/k/a SA Wellington Government and Quality Bond Portfolio); and

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated January 13, 2025, pursuant to which Subadviser furnishes investment advisory services to each of the investment portfolios listed on Schedule A (each, a “Portfolio,” and collectively, the “Portfolio(s)”); and the Adviser and the Subadviser wish to amend and restate this Agreement for the foregoing reasons effective as of the date first written above.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.   Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”), as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that it will manage the Portfolio(s) at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current Registration Statement as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio(s) which are under its management and based on information provided by the custodian of the Portfolio(s). Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by a Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto (solely with respect to such information) will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Securities and Exchange Commission (“SEC”) thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of a Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against a Portfolio or any of its property; and interest expenses of a Portfolio.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Subadviser’s duties and responsibilities under this Agreement are limited to the portion of the assets of the Portfolio(s) allocated to it by the Adviser for investment and reinvestment. All references to the Portfolio(s) throughout this Agreement refer to the portion of assets of the Portfolio(s) allocated to the Subadviser by the Adviser for investment and reinvestment.

The Adviser hereby acknowledges that the Subadviser gives no representation or warranty, express or implied, as to the performance or investment results of the Portfolio(s) or any part thereof.

In rendering the services required under this Agreement, the Subadviser may, consistent with applicable law and regulations, from time to time, employ, delegate, engage, or associate with such affiliated or unaffiliated entities or persons as it believes necessary to assist it in carrying out its obligations under this Agreement; provided, however, that, in the case of any such delegation that involves any such entities or persons serving as an “investment adviser” to the Portfolio(s) within the meaning of the Act, such delegation must meet the requirements of Section 15(a) of the Act and related guidance of, or exemptive orders from, the SEC and its staff. The Subadviser shall remain liable for the performance of the Subadviser’s obligations hereunder and for the acts and omission of such other persons or entities.

The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2.   Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for the Portfolio(s), broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s reasonable judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all factors it deems relevant, including, among other things, price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio(s) with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by the Subadviser on behalf of the Portfolio(s).

With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements and similar types of master agreements, and options on futures contracts, which are permitted to be made by the Subadviser in accordance with this Agreement and the investment objectives and strategies of the Portfolio(s), as outlined in the Registration Statement for the Portfolio(s), the Adviser hereby authorizes and directs the Subadviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement, including, but not limited to, executing as agent, on behalf of the Portfolio(s), master and related agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of the Portfolio(s), such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Subadviser also is hereby authorized to instruct a Portfolio’s custodian with respect to any collateral management activities in connection with any derivatives transactions and to enter into standard industry protocol arrangements (including those published by ISDA). The Subadviser is also authorized to provide evidence of its authority to enter into such master and related agreements, including by delivering a copy of this provision. The Adviser acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Subadviser for such investment purposes and agrees to provide the Subadviser with tax information, governing documents, legal opinions and other information concerning the Portfolio(s) as may be reasonably necessary to complete such agreements and other documentation. The Subadviser is required to provide the Adviser with copies of the applicable agreements and documentation promptly upon request and to notify the Adviser of any claims by counterparties or financial intermediaries that a Portfolio has triggered an early termination or default provision or otherwise is out of compliance with the terms of the applicable agreement or that the counterparty is excused from performing under the agreement. The Subadviser is hereby authorized, to the extent required by regulatory agencies or market practice, to reveal the Trust and the Portfolio’s identity and address to any financial intermediary through which or with which financial instruments are traded or cleared.

The authority shall include, without limitation the authority on behalf of and in the name of the Portfolio(s) to execute: (i) documentation relating to private placements, loans and bank debt (including Loan Syndications and Trading Association and Loan Market Association documentation); (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements.

The Subadviser is authorized to terminate all such master and related agreements and other documentation with respect to a Portfolio when it determines it is in the best interest of the Portfolio to do so, and it is authorized to exercise all default and other rights of the Portfolio against the other party(ies) to such agreements in accordance with its fiduciary duties and the best interest of the Portfolio. Upon termination of this Agreement, the Subadviser agrees to remove the Portfolio(s) as parties to such agreements and to consult with the Adviser regarding close-out, novation or continuation of positions under the agreements and retention of accounts or transfer of such accounts, which the Adviser shall determine in its sole discretion. If instructed by the Adviser to do so, the Subadviser shall close out open positions and transfer financial instruments in accordance with the Adviser’s instructions.

3.   Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished, and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.   Reports. The Trust and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may reasonably request from the Subadviser regarding the Subadviser’s compliance with applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act of 1936, as amended; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its Chief Compliance Officer) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO or his or her designee from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5.   Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby.

The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6.   Proxy Voting. Subject to the prior approval by the Board of Trustees of the Trust and upon thirty (30) days’ written notice (the “Notice”) to the Subadviser (or such lesser or longer notice as is acceptable to the Subadviser), the Adviser reserves the right to delegate to the Subadviser responsibility for exercising voting rights for all or a specified portion of the securities held by a Portfolio, effective as of a date specified in the Notice (the “Effective Date”). To the extent so delegated, the Subadviser, beginning on the Effective Date, will exercise voting rights with respect to securities held by a Portfolio in accordance with written proxy voting policies and procedures mutually agreed upon by the parties. To the extent the Adviser retains the responsibility for voting proxies, the Subadviser agrees to provide input on certain proxy voting matters or proposals as may be reasonably requested by the Adviser.

7.   Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the SEC, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust. The Adviser acknowledges and agrees that the Subadviser shall not be deemed to be the pricing or valuation agent.

8.   Reference to the Subadviser. It is understood that the names “Goldman Sachs” and “Goldman Sachs Asset Management” or any trademark, trade name, service mark, or logo, or any variation of such trademark, trade name, service mark, or logo of the Subadviser or its affiliates (collectively, the “Goldman Sachs Marks”) are the valuable property of the Subadviser and its affiliates and that the Portfolio(s) or its affiliates have the right to use such Goldman Sachs Marks in offering materials of the Portfolio(s) only with the prior written approval of the Subadviser and only for so long as the Subadviser is a subadviser to the Portfolio(s); provided, however, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, the Subadviser’s prior written consent shall not be required for such offering materials (e.g., prospectuses, statements of additional information or shareholder reports). Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use such Goldman Sachs Marks in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name of the Subadviser or any of its affiliates in the Registration Statement, shareholder reports, and other filings with the SEC, or after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9.   Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b)   The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

10.   Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to a Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to a Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to a Portfolio or the addition of a Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate with respect to a Portfolio in the event of its assignment (as defined by the Act) with respect to such Portfolio.

This Agreement will terminate with respect to a Portfolio in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated with respect to such Portfolio.

11.   Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.   Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

13.   Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14.   Legal Matters. The Subadviser will not take any action (including, for example, filing proofs of claim) or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15.   Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16.   Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17.   Confidentiality. (a) Each party will receive and hold any records or other information obtained pursuant to this Agreement (“confidential information”) in the strictest confidence, and acknowledges, represents, and warrants that it will use its reasonable best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties (other than such party’s respective Representatives (as defined below)) or otherwise use, except in accordance with the terms of this Agreement, any confidential information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of a

Portfolio’s business, including, but not limited to, as may be requested by broker-dealers or third party firms conducting due diligence on the Portfolio; provided that such recipients must agree to protect the confidentiality of such confidential information and use such information only for the purposes of providing services to the Portfolio; provided, further, however, this covenant shall not apply to information which: (i) has been made publicly available by the other party or is otherwise in the public domain through no fault of the disclosing party; (ii) is within the legitimate possession of the disclosing party prior to its disclosure by such party and without any obligation of confidence; (iii) is lawfully received by the disclosing party from a third party when, to the best of such party’s knowledge and belief, such third party was not restricted from disclosing the information to such party; (iv) is independently developed by the disclosing party through persons who have not had access to, or knowledge of, the confidential information; or (v) is approved in writing for disclosure by the other party prior to its disclosure.

(b)  Any confidential information provided by a party shall remain the sole property of such party and shall be promptly returned to such party (or destroyed) following any request by such party to do so. Notwithstanding the foregoing, either party (and others to whom permitted disclosure has been made) (i) may retain a copy of the confidential information as is required for regulatory purposes or to comply with internal policy or laws relating to document retention and (ii) shall not be required to return, delete, or destroy any confidential information as resides on its electronic systems, including email and back-up tapes, it being understood that any such surviving confidential information shall remain subject to the limitations of this Section 17.

(c)  To the extent that any confidential information may include materials subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, each party agrees that they have a commonality of interest with respect to such matters and it is their mutual desire, intention and understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All confidential information furnished by either party to the other or such other party’s Representatives hereunder that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under such privileges, this Agreement, and under the joint defense doctrine.

(d)  Notwithstanding any other provision of this Agreement, each party and its respective Representatives shall be permitted to retain and disclose confidential information to the extent such retention and disclosure is: (i) required by any law or regulation; (ii) required or requested by, or necessary under the rules of, any court, any governmental agency or other regulatory authority (including, without limitation, any stock exchange or self-regulatory organization); or (iii) necessary in connection with any action, investigation or proceeding (including, without limitation, as part of any interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, in each case whether oral or written, or any other legal or regulatory process); provided, however, to the extent permitted by law, regulation or regulatory requirement, such party shall promptly notify the other party of the pending disclosure in writing and cooperate in all reasonable respects (and at such other party’s expense) with such other party in seeking to obtain a protective order either precluding such disclosure or requiring that the confidential information so disclosed be maintained as confidential or used only for the purposes related to the action, investigation or proceeding). Notwithstanding the foregoing, each party and its respective Representatives shall not be required to provide notice or seek the consent of the other party to disclose confidential information when a disclosure is made in connection with a routine audit, examination, request for information or blanket documentation request from a regulatory or governmental agency that is not directed at the other party or this Agreement.

(e)  For purposes of this Agreement, “Representatives” with respect to a party means such party’s representatives, directors, officers, investment and advisory committee members, employees, fund participants, rating agencies, professional advisers (including lawyers, accountants and investment bankers), affiliates or agents of such party who have a need to know confidential information. A party shall be responsible for enforcing compliance with this Agreement by its Representatives, if and to the extent such party has disclosed confidential information to any of them. The terms of this Section 17 are in addition to the terms of any other agreements between the parties or their affiliates.

(f)  The parties agree that, notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18.   Representations. By execution of this Agreement, Subadviser represents that it is duly registered as an investment adviser with the SEC pursuant to the Advisers Act and that it has electronically provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Agreement.

By execution of this Agreement, the Adviser represents that it has received and reviewed the latest copy of Part 2A of the Subadviser’s Form ADV and has read and fully understood the risks and conflicts described therein. The Adviser consents to receive (i) all documents required to be delivered pursuant to the Advisers Act, including amendments to Part 2A of the Subadviser’s Form ADV and (ii) Financial Industry Regulatory Authority Rule 5130 and Rule 5131 negative consent letters, as applicable, via electronic communication (including email), unless and until such time as the Adviser notifies the Subadviser in writing that it no longer wishes to receive such information via electronic communication, in which case the Subadviser shall thereafter supply such information by mail or by such other means as the Adviser and the Subadviser may mutually agree.

19.   Notices. All notices required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be addressed to the appropriate party at the address specified below, or such other address as may be specified by such party in writing in accordance with this Section, and shall be deemed to have been properly given when delivered or mailed by electronic mail, by U.S. certified or registered mail, return receipt requested, postage prepaid, or by reputable courier service.

The Adviser consents to the delivery of a Portfolio’s account statements, reports and other communications related to the services provided under this Agreement (collectively, “Account Communications”) via electronic mail and/or other electronic means acceptable to the Adviser, in lieu of sending such Account Communications as hard copies via facsimile, mail or other means. The Adviser confirms that it has provided the Subadviser with at least one valid electronic mail address where Account Communications can be sent. The Adviser acknowledges that the Subadviser reserves the right to distribute certain Account Communications via facsimile, mail or other means to the extent required by applicable law or otherwise deemed advisable. The Adviser may withdraw consent to electronic delivery at any time by giving the Subadviser notice pursuant this Section.

Subadviser:	Goldman Sachs Asset Management, L.P.
200 West Street
New York, NY 10282
Attention: Marci Green
Email address: marci.green@gs.com
with a copy to AIMS-legal@gs.com
Adviser:	SunAmerica Asset Management, LLC

30 Hudson Street, 16th Floor.

Jersey City, NJ 07302

Attention: General Counsel

Email address: SaamcoLegal@corebridgefinancial.com

20.   Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com, or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:	/s/ John T. Genoy

Name: John T. Genoy
Title: President

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

By:	/s/ Marci Green

Name: Marci Green
Title: Managing Director

[Signature Page to SAST GSAM Subadvisory Agreement]

SCHEDULE A

Effective January 13, 2025:
Portfolio	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Goldman Sachs Multi-Asset Insights Portfolio	omitted

Effective July 28, 2025:

Portfolio	Annual Rate (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Goldman Sachs Government and Quality Bond Portfolio	omitted

SUNAMERICA SERIES TRUST

P.O. Box 15570

Amarillo, Texas 79105-5570

SA Goldman Sachs Government and Quality Bond Portfolio

(formerly, SA Wellington Government and Quality Bond Portfolio)

(the “Portfolio”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at CorebridgeFinancial.com/InformationStatements

This Notice is to inform you that an information statement (the “Information Statement”) regarding the approval of a sub-subadvisory agreement is now available at the website referenced above. The Portfolio is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the new subadvisory agreement.

As discussed in the Information Statement, on April 2, 2025, the Board of Trustees (the “Board”) of the Trust, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended, approved a Subadvisory Agreement (the “Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”), the Portfolio’s investment adviser, and Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the Portfolio. Effective July 28, 2025, GSAM replaced Wellington Management Company LLP as the subadviser to the Portfolio. Accordingly, the Board approved certain corresponding changes to the Portfolio’s investment goal, principal investment strategies and techniques. The new Subadvisory Agreement became effective on July 28, 2025.

The Trust has received an exemptive order from the U.S. Securities and Exchange Commission which allows SunAmerica, subject to certain conditions, to select new subadvisers, replace existing subadvisers, or to make changes to existing subadvisory agreements without first calling a shareholder meeting and obtaining shareholder approval. As required by this exemptive order, a fund is required to provide information to shareholders about a new subadviser or change in an existing subadvisory agreement within 60 days of the hiring of any new subadviser or change in any existing subadvisory agreement. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about September 26, 2025, to all participants in a contract who were invested in the Portfolio as of the close of business on July 28, 2025. A copy of the Information Statement will remain on Corebridge Financial, Inc.’s website until at least September 26, 2026, and contract owners can request a complete copy of the Information Statement until such time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 15570, Amarillo, Texas 79105-5570, Attn: Annuity Service Center or by calling (800) 445-7862. You can request a complete copy of the Information Statement until September 26, 2026. To ensure prompt delivery, you should make your request no later than such date. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.